Income Taxes	6 Months Ended
Jun. 30, 2015
Income Tax Expense Benefit Continuing Operations Income Tax Reconciliation [Abstract]
Income Taxes:
19. Income Taxes:

Neither the Republic of the Marshall Islands nor Malta imposes a tax on international shipping income earned by a "non-resident" corporation. Under the laws of the Republic of the Marshall Islands and Malta, the countries in which the Company and the vessels owned by subsidiaries of the Company are registered and the Company's subsidiaries (and their vessels) are subject to registration fees and tonnage taxes, as applicable, which have been included in Vessels' operating expenses in the accompanying unaudited interim condensed consolidated statements of operations.
The Marshall Islands and Malta, the jurisdictions where the Company and its ship-owning subsidiaries are incorporated, each grants an "equivalent exemption" to United States corporations with respect to each type of shipping income earned by the Company's ship-owning subsidiaries. Therefore, the ship-owning subsidiaries will be exempt from United States federal income taxation with respect to U.S.-source shipping income if they satisfy the 50% Ownership Test. The Company believes that each of the Company's Marshall Islands and Malta ship-owning subsidiaries will be entitled to exemption from U.S. federal income tax in respect of their U.S. source shipping income.
Ocean Rig operates through its various subsidiaries in a number of countries throughout the world. Income taxes have been provided based upon the tax laws and rates in the countries in which operations are conducted and income is earned. The countries in which Ocean Rig operates have taxation regimes with varying nominal rates, deductions, credits and other tax attributes. Consequently, there is not an expected relationship between the provision for/or benefit from income taxes and income or loss before income taxes.